UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.

On January 18, 2008, Seattle Genetics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives for the underwriters named in Schedule 1 of the Underwriting Agreement (collectively, the “Underwriters”), relating to the offer and sale of 10,000,000 shares of the Company’s common stock, $0.001 par value per share at a price of $9.00 per share. The Underwriting Agreement also grants an option to the Underwritings to purchase an additional 1,500,000 shares of common stock to cover over-allotments, if any. The Underwriters’ obligations to purchase the shares of common stock is subject to the satisfaction of certain customary closing conditions, including receipt of legal opinions and approval of legal matters by their respective counsels. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission and a prospectus supplement. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 7.01	Regulation FD Disclosure.

On January 18, 2008, the Company issued a press release announcing the issuance and sale of the shares and the proceeds of the underwritten public offering. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement dated January 18, 2008 by and among Seattle Genetics, Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives for the underwriters named in Schedule 1 therein

99.1	Press release dated January 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: January 18, 2008	By:	/s/ Todd E. Simpson
Todd E. Simpson Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated January 18, 2008 by and among Seattle Genetics, Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives for the underwriters named in Schedule 1 therein

99.1	Press release dated January 18, 2008